UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 29, 2017
Date of Report (Date of Earliest Event Reported):

ABAXIS, INC.
(Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 Whipple Road
Union City, CA 94587
(Address of principal executive offices, including zip code)

(510) 675-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On November 29, 2017, management of Abaxis, Inc. (“Abaxis”), presented at the 29th Annual Piper Jaffray Healthcare Conference, during which management disclosed to the attendees that Abaxis plans to hire an additional 50 to 60 field sales employees in North America by the end of the fiscal year ending March 31, 2018.  Abaxis wishes to clarify that these additional field sales employees include diagnostic service specialists who will be responsible for calling existing customers to enhance service and promote consumable product sales, and that, in the quarter ending March 31, 2018, Abaxis plans to reduce gross margins of its North America veterinary distributors modestly on some product lines to offset the expenses associated with the additional field sales employees.

Forward Looking Statements

This Current Report includes statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”), including but not limited to statements related to Abaxis’ plans to hire additional field sales employees and reduce gross margins of its veterinary distributors. Abaxis claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are often characterized by the terms “may,” “believes,” “projects,” “expects,” “anticipates,” or words of similar import, and do not reflect historical facts. Forward-looking statements contained in this Current Report may be affected by risks and uncertainties that may cause actual results to differ materially from those projected or implied in such forward-looking statements, including, but not limited to, risks and uncertainties related to Abaxis’ manufacturing operations, including the vulnerability of its manufacturing operations to potential interruptions and delays and its ability to manufacture products free of defects, Abaxis’ ability to compete effectively, market acceptance of Abaxis’ products, fluctuations in quarterly operating results and difficulty in predicting future results, the performance of Abaxis’ independent distributors and Abaxis’ ability to manage their inventory levels effectively, expansion of Abaxis’ sales and marketing and distribution efforts, Abaxis’ dependence on Abbott Point of Care, Inc. for its U.S. medical sales, dependence on sole or limited source suppliers, the effect of exchange rate fluctuations on international operations, dependence on key personnel, risks related to the protection of Abaxis’ intellectual property or claims of infringement of intellectual property asserted by third parties. Readers should also refer to the section entitled “Risk Factors” in Abaxis’ most recent Annual Report on Form 10-K, and subsequently filed quarterly reports on Form 10-Q filed with the United States Securities and Exchange Commission. Forward-looking statements speak only as of the date the statements were made. Abaxis does not undertake and specifically disclaims any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2017

Abaxis, Inc.

	By:	/s/ Ross Taylor
Ross Taylor
Vice President of Finance and Chief Financial Officer